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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        AmeriVision Communications, Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                        AMERIVISION COMMUNICATIONS, INC.



June 20, 2001


Dear Stockholder:

This letter is sent to remind stockholders of AmeriVision Communications, Inc. that the Annual Meeting of Stockholders will be held on Thursday, July 12, 2001 at 1:00 p.m., local time, at The Westin Hotel, Century Ballroom, One North Broadway, Oklahoma City, Oklahoma. It is important that your shares be represented at the meeting.

Accordingly, the Company encourages all persons who are stockholders as of the record date of June 4, 2001 to mark, date, sign and return the proxy card that was enclosed with the Proxy Statement and Annual Report dated June 8, 2001, whether or not they plan on attending the meeting in person.

If you have any questions, need assistance with voting your shares or need a proxy card, please call our proxy solicitor, Georgeson Shareholder Communications, at 1-800-223-2064.

Sincerely,

/s/ Stephen D. Halliday
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Stephen D. Halliday
President/ CEO